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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 11, 2000

                      DiamondCluster International, Inc.
            (Exact name of registrant as specified in its charter)



          Delaware                  000-22125                  36-4069408
(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)               Number)             Identification Number)


           John Hancock Center
  875 North Michigan Avenue, Suite 3000                   60611
        Chicago, Illinois  60611                        (Zip Code)
(Address of principal executive offices)

                                 312-255-5000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a) Financial Statements:    This information is incorporated by reference to
pages F-20 through F-54 of the Proxy Statement/Prospectus contained in Registration Statement No. 333-47830 on Form S-4 filed with the Commission on November 6, 2000 (the "Proxy Statement/Prospectus").

  (b) Pro Forma Financial Information:   This information is incorporated by
reference to pages 31 through 35 of the Proxy Statement/Prospectus

(c)    Exhibits

Exhibit No.                         Document
-----------                         --------
   23               Consent of Arthur Andersen & Co.
   23.1             Consent of Bouwer & Officier
   99               Consolidated Financial Statements of
                    Cluster Telecom B.V.
   99.1             Unaudited Pro Forma Financial Information

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIAMONDCLUSTER INTERNATIONAL, INC.


                              By:
                                 --------------------------------------------
                              Chief Financial Officer

March __, 2001

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                                 EXHIBIT INDEX



Exhibit No.                        Document                           Page
-----------                        --------                           ----

   23            Consent of Arthur Andersen
   23.1          Consent of Bouwer & Officier
   99            Consolidated Financial Statements of Cluster
                 Telecom B.V.
   99.1          Unaudited Pro forma Financial Information